SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): June 22, 2005

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

168 Konrad Crescent, Suite 200
Markham, Ontario, Canada L3R 9T9
(Address of principal executive offices)

Registrant's telephone number, including area code: (905) 479-3245

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 22, 2005, AlphaRx International Holdings Limited ("AIH"), a wholly-owned subsidiary of AlphaRx Inc. (the "Company") and a company chartered in the British Virgin Islands, entered into a Joint Venture Agreement with Basin Industrial Limited ("Basin"), a wholly-owned subsidiary of Hong Kong-based Advance Pharmaceutical Co. Ltd. ("APC"), to form a Joint Venture under the name Alpha AP Inc. ("AAP"). The Company also entered into a Manufacturing and Distribution Agreement with AAP on the same date.

On June 22, 2005, AIH and AAP agreed to amend the Manufacturing and Distribution Agreement as follows:

1. The one time licensing fee to be increased from US$10,000,000 to US$11,000,000.

2. 7 additional products to be licensed to AAP.

Copies of the First Amendment and Manufacturing and Distribution License Agreement are attached as Exhibit 10.1 and Exhibit 10.2 (incorporated by reference), respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

10.1	First Amendment to Manufacturing and Distribution License Agreement
10.2	Manufacturing and Distribution License Agreement (incorporated by reference to the Form 8K filed on June 6, 2005)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 28, 2005

/S/ Michael M. Lee
Michael M. Lee, President